ADVISORS DISCIPLINED TRUST 1858

                          SUPPLEMENT TO THE PROSPECTUS

     Effective as of the close of trading on April 4, 2018, shares of Broadcom Limited (NASDAQ Ticker: AVGO) held by the Emerging Markets Dividend Portfolio, Series 2018-1Q have been replaced with shares of Broadcom Inc. (NASDAQ Ticker:
AVGO). This is the result of the completion of a redomiciliation transaction changing the company from a Singapore company co-headquartered in the U.S. and Singapore to a Delaware corporation headquartered in the U.S. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Emerging Markets Dividend Portfolio, Series 2018-1Q now includes shares of Broadcom Inc. and will no longer include shares of Broadcom Limited.

     Supplement Dated:  April 5, 2018















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